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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 21, 2006
                                 ______________

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                1-11152                23-1882087
 (State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)


  781 Third Avenue, King of Prussia, PA                    19406-1409
 (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry Into a Material Definitive Agreement.

The Compensation Committee of the Board of Directors of InterDigital Communications Corporation (the "Company") annually approves corporate goals for the upcoming year, the achievement of which comprise 75% of bonus awards made to the Chief Executive Officer and other executive officers of the Company under the Company's Annual Employee Bonus Plan. On March 21, 2006, the Compensation Committee approved the 2006 corporate goals for the Company's Annual Employee Bonus Plan. These goals consist of securing targeted amounts of revenue and licensees, compliance with a maximum cash spending target, growing the business and enhancing the Company's portfolio of intellectual property, and strengthening the organization.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERDIGITAL COMMUNICATIONS CORPORATION


                                     By: /s/ R.J. Fagan
                                         ---------------------------------------
                                         Richard J. Fagan
                                         Chief Financial Officer



Dated: March 23, 2006


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